UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 9, 2017

(Date of earliest event reported)

CLEARFIELD, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, MN 55428

(Address of Principal Executive Offices)(Zip Code)

(763) 476-6866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Items under Sections 1, 3, 4, and 6 through 8 are not applicable and therefore omitted.

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2017, Clearfield, Inc. (the “Company”) issued a press release announcing the results of its fourth quarter and fiscal year ended September 30, 2017. A copy of that press release is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference. Also furnished hereto as Exhibit 99.2 is the slide presentation to be used by Cheryl Beranek, the Company’s President and Chief Executive Officer, and Daniel Herzog, the Company’s Chief Financial Officer, during the live webcast of a telephone conference relating to the fourth quarter and fiscal year ended September 30, 2017 results.

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

FY 2017 Cash Bonus Program

On November 17, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved a cash bonus program for fiscal year 2017 (the “2017 Bonus Program”). The current executive officers (the “Executives”) that participated in the 2017 Bonus Program are: Cheryl Beranek, Chief Executive Officer; John Hill, Chief Operating Officer; and Daniel Herzog, Chief Financial Officer.

Under the 2017 Bonus Program, the Compensation Committee determined minimum, target and maximum performance goals relating to the Company’s revenue and gross profit percentage for fiscal year 2017, as well as the cash bonus that each Executive could earn as a percentage of her or his base salary at the minimum, target and maximum level. Any payout under the Program in respect of the gross profit percentage goal requires a minimum revenue target be achieved in order for an additional higher bonus rate to be earned.

On November 7, 2017, the Compensation Committee determined that the minimum fiscal year 2017 revenue performance goal set by the Compensation Committee under the 2017 Bonus Program was not achieved and as such, the Compensation Committee determined that none of the Executives earned any amounts under the 2017 Bonus Program.

Item 9.01	Financial Statements and Exhibits.

(c)	The following exhibits are being furnished herewith:

99.1 Press release dated November 9, 2017

99.2 Presentation for November 9, 2017 Live Webcast of Telephone Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

	By:	/s/ Cheryl Beranek
Dated: November 9, 2017		Cheryl Beranek, Chief Executive Officer